Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Significant Accounting Policies
Use of Estimates

(a)Use of Estimates

In preparation of the Company’s consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates made by management include: provision for product returns, allowance for doubtful accounts, inventory provisions, useful lives of amortizable intangible assets, impairment of long-lived assets, and realizability of deferred tax assets. On an ongoing basis, management reviews its estimates to ensure that these estimates appropriately reflect changes in the Company’s business and new information as it becomes available. If historical experience and other factors used by management to make these estimates do not reasonably reflect future activity, the Company’s consolidated financial statements could be materially impacted.

Cash and Cash Equivalents	(b)Cash and Cash Equivalents Cash equivalents consist of highly liquid investments that are readily convertible to cash generally with maturities of three months or less when purchased.
Accounts Receivable

(c)Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business and actively pursues past due accounts. The Company estimates an allowance for doubtful accounts based on historical experience, the age of the accounts receivable balances, credit quality of the Company’s customers, current economic conditions and other factors that may affect its customers’ ability to pay.

Inventories

(d)Inventories

Inventories are stated at the lower of cost or replacement cost with respect to raw materials and the lower of cost or net realizable value with respect to finished goods and work in progress. The cost of work in progress and finished goods is determined on a weighted-average cost basis and includes direct material, direct labor and overhead costs. Net realizable value represents the anticipated selling price, net of distribution cost, less the cost for finished goods or estimated costs to completion for work in progress.

Property, Plant and Equipment

(e)Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Significant additions and improvements are capitalized, while repairs and maintenance are charged to expenses as incurred. Equipment purchased for specific research and development projects with no alternative uses are expensed. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Gains and losses from the disposal of property, plant and equipment are recorded in loss on disposal and impairment of property, plant and equipment included in the consolidated statements of comprehensive income (loss).

Depreciation of property, plant and equipment is computed using the straight-line method based on the estimated useful lives of the assets as follows:

Plant and buildings	10 to 24 years
Machinery and equipment	8 to 10 years
Motor vehicles	4 to 5 years
Office equipment and furniture	3 to 5 years
Leasehold improvements	Lesser of useful lives and term of lease

Prepaid land lease payments

(f)Prepaid land lease payments

Prepaid land lease payments represent amounts paid for the rights to use land in the PRC and is recorded at purchase cost less accumulated amortization. Amortization is provided on a straight-line basis over the term of the lease agreement, which is 28 to 49 years.

Licenses

(g)Licenses

The Company capitalizes the patent payment and the purchase cost of vaccines if the vaccine has received a new drug certificate from the China Food and Drug Administration (“CFDA”) of China. If the vaccine has not received a new drug certificate, the purchase cost is expensed as in-process research and development.

Licenses in relation to the production and sales of pharmaceutical products are amortized on a straight-line basis over their respective useful lives. The useful lives of inactivated hepatitis A and recombinant hepatitis A&B licenses are estimated to be ten years. Before August 15, 2012, the useful life for H5N1 licenses was estimated to be 20 years. Effective August 15, 2012, the remaining useful life was revised to three years expiring on December 29, 2015 as a result of amendment to the agreement with the licensor (note 22(c)). The weighted average useful lives of the acquired licenses are 9.16 years. Costs incurred to renew or extend the term of a licenses are capitalized and amortized over the license’s useful life on a straight-line basis.

Impairment of Long-Lived Assets

(h)Impairment of Long-Lived Assets

Long-lived assets including intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset group may not be recoverable from the future undiscounted net cash flows expected to be generated by the asset group. An asset group is identified as assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. If the asset group is not fully recoverable, an impairment loss would be recognized for the difference between the carrying value of the asset group and its estimated fair value, based on the discounted net future cash flows or other appropriate methods, such as comparable market values. The Company uses estimates and judgments in its impairment tests and if different estimates or judgment had been utilized, the timing or the amount of any impairment charges could be materially different. The Company recorded impairment charges on long-lived assets for the year ended December 31, 2014 of $nil (2013 - $57, 2012 - $2,176).

Income Taxes

(i)Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance is provided if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates and laws.

The tax benefit from an uncertain tax position is recognized only if it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority, based on the technical merits of the position. The tax benefits recognized from such a position are measured based on the amount that is greater than 50% likely of being realized upon settlement. The Company recognizes a change in available facts after the reporting date but before issuance of the financial statements in the period when the change in facts occur, even if that new information provides a better estimate of the ultimate outcome of an uncertainty. Liabilities associated with uncertain tax positions are classified as long−term unless expected to be paid within one year. Interest and penalties related to uncertain tax positions, if any, are recorded in the provision for income taxes and classified with the related liability on the consolidated balance sheets.

Value-added Taxes

(j)Value-added Taxes

Value-added taxes (“VAT”) collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis. VAT collected from customers is excluded from revenue. Prior to July 1, 2014, the Company was subject to a VAT rate of 6%. Starting on July 1, 2014, the Company is subject to a VAT rate of 3%.

Revenue Recognition

(k)Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, delivery has occurred and there is a reasonable assurance of collection of the sales proceeds. The Company generally obtains purchase authorizations from its customers for a specified amount of products at a specified price and considers delivery to have occurred when the customer takes title of the products. The Company provides certain customers with a right of return.

Revenue for inactivated hepatitis A, combined inactivated hepatitis A&B and seasonal influenza vaccines are recognized when delivery has occurred and the Company estimates return provision for these products. The product return provisions for inactivated hepatitis A vaccine and combined inactivated hepatitis A&B vaccine are estimated based on historical return and exchange levels as well as the inventory levels and the remaining shelf lives of the products in the distribution channels. As of December 31, 2014, the sales return provision for inactivated hepatitis A vaccine and combined inactivated hepatitis A&B vaccine was $3,553 (December 31, 2013 - $2,240). Private pay sales return provision of inactivated hepatitis A and combined inactivated hepatitis A&B as a percentage of sales was 8.6% and 5.5% in 2014 and 2013, respectively. The Company does not accept returns for hepatitis products sold under the Expanded Program on Immunization and exports. As such, no sales returns are estimated for these sales. The product return provision for seasonal influenza vaccines is estimated based on actual sales returns and expected sales returns up to the end of the flu season because the Company generally accepts returns before the end of the flu season. As of December 31, 2014, the sales return provision for seasonal influenza vaccine returns was approximately $1,320 (December 31, 2013 - $575).

Revenue for animal and mumps vaccines without a right of return provided to customers is recognized when delivery has occurred. Revenue for animal and mumps vaccines with a right of return provided to customers is recognized when payments are collected from customers as the Company currently does not have sufficient historical data to estimate returns for these products.

Deferred revenue is generally relating to government stockpiling programs and advances received from customers. For government stockpiling programs of H1N1 and H5N1 vaccines, the Company generally obtains purchase authorizations from the government for a specified amount of products at a specified price and no rights of return are provided. Revenue is recognized when the government takes delivery of the products. If the products expire prior to delivery, these expired products are recognized as revenue once cash is received and the products have expired and passed government inspection.

Shipping and Handling

(l)Shipping and Handling

Shipping and handling fees billed to customers are included in sales. Costs related to shipping and handlings are recognized in selling, general and administrative expenses in the consolidated statements of comprehensive income (loss). For the year ended December 31, 2014, $1,241 of shipping and handling costs was included in selling, general and administrative expenses (2013 - $1, 235, 2012 - $1,118).

Advertising Expenses

(m)Advertising Expenses

Advertising costs are expensed as incurred and included in selling, general and administrative expenses. Advertising costs were $268 for the year ended December 31, 2014 (2013 - $474, 2012 - $29).

Research and Development

(n)Research and Development

Research and development (“R&D”) costs are expensed as incurred and are disclosed as a separate line item on the Company’s consolidated statements of comprehensive income (loss). R&D costs consist primarily of the remuneration of R&D staff, depreciation, material, clinical trial costs as well as amortization of acquired technology and know-how used in R&D with alternative future uses. R&D costs also include costs associated with collaborative R&D and in-licensing arrangements, including upfront fees paid to collaboration partners in connection with technologies which have not reached technological feasibility and did not have an alternative future use. Reimbursement of R&D costs for arrangements with collaboration partners is recognized when the obligations are incurred.

Under certain R&D arrangements with third parties, the Company may be required to make payments that are contingent on the achievement of specific development, regulatory and/or commercial milestones. Before a product receives regulatory approval, license fees and milestone payments made to third parties are expensed as incurred. License fees and milestone payments made to third parties after regulatory approval is received are capitalized and amortized over the remaining life of the agreement with third parties.

Government Grants

(o)Government Grants

Government grants received from the PRC government by the PRC operating subsidiaries of the Company are recognized when there is reasonable assurance that the amount is receivable and all the conditions specified in the grant have been met. Government grants for R&D are recognized as a reduction to R&D expenses when the expenses are incurred in the same period when the conditions attached to the grants are met, or recognized as government grants recognized in income in the period when the conditions are met after the expenses are incurred. Government grants for property, plant and equipment are deferred and recognized as a reduction to the related depreciation and amortization expenses in the same manner as the plant and equipment are amortized. Interest subsidies are recorded as a reduction to interest and financing expenses in the consolidated statements of comprehensive income (loss), or recorded as a reduction to interest capitalized if the subsidies granted are related to a specific borrowing associated with building a qualifying asset. For government loans received at below market interest rate, the difference between the face value of the loan and fair value using the effective interest rate method is recorded as deferred government grants. Accretion expense is recorded in interest and financing expense and the government grant will be recognized as “government grants recognized in income” in the consolidated statement of comprehensive income  (loss) when the government loan is fully repaid.

Retirement and Other Post-retirement Benefits

(p)Retirement and Other Post-retirement Benefits

Full-time employees of the Company in the PRC participate in a government mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company makes contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions. The total amounts for such employee benefits, which were expensed as incurred was  $3,498 for the year ended December 31, 2014 (2013 - $3,138, 2012 - $2,771).

Foreign Currency Translation and Transactions

(q)Foreign Currency Translation and Transactions

The Company maintains their accounting records in their functional currencies, U.S. dollars (“US$”) for the Company and Sinovac Hong Kong and Renminbi Yuan (“RMB”) for the PRC subsidiaries. The Company uses the US$ as its reporting currency.

At the transaction date, each asset, liability, revenue and expense is re-measured into the functional currency by the use of the exchange rate in effect at that date. At the period end, foreign currency monetary assets, and liabilities are re-measured into the functional currency by using the exchange rate in effect at the balance sheet date. The resulting foreign exchange gains and losses are included in selling, general and administrative expenses. The Company recognized foreign exchange gains (losses) of $(647) for the year ended December 31, 2014 (2013 - $650, 2012 - $207).

The assets and liabilities of the PRC subsidiaries, Sinovac Beijing, Tangshan Yian, Sinovac R&D and Sinovac Dalian are translated into US$ at the exchange rates in effect at the balance sheet date. Revenue and expenses are translated at average exchange rates.  Gains and losses from such translations are recorded in accumulated other comprehensive income, a component of shareholders’ equity.

Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature was $294 for year ended December 31, 2014 (2013 - $235, 2012 - $199) which was recorded in other comprehensive income (loss).

Stock-based Compensation

(r)Stock-based Compensation

Compensation expense for costs related to all share-based payments, including grants of stock options, is recognized through a fair-value based method. The Company uses the Black-Scholes option-pricing model to determine the grant date fair value for the awards.  The Company has elected to recognize share-based compensation costs using the straight-line method over the requisite service period with a graded vesting schedule, provided that the amount of compensation costs recognized at any date is at least equal to the portion of the grant date value of the awards that are vested at that date. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share based compensation costs are recorded net of estimated forfeitures such that expense is recorded only for those awards that are expected to vest.

Comprehensive Income (loss)	(s)Comprehensive Income (loss) The Company’s comprehensive income (loss) consists of net income (loss) and foreign currency translation adjustments.
Earnings (loss) Per Share

(t)Earnings(loss) Per Share

Earnings (loss) per share is calculated in accordance with ASC 260 Earnings per Share. Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to shareholders of Sinovac by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed in accordance with the treasury stock method and based on the weighted average number of common shares and dilutive common share equivalents of options. If the Company records a net loss, the basic and diluted loss per share is the same because the exercise of options would have an anti-dilutive effect.

Operating Lease

(u)Operating Leases

Leases are classified as capital and operating depending on the terms and conditions of the lease agreement. Leases that transfer substantially all the benefits and risks incidental to ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases where rental payments are expensed as incurred. There are no capital leases for the periods presented.

Fair Value of Measurements

(v)Fair Value Measurements

Assets and liabilities subject to fair value measurements are required to be disclosed within a specified fair value hierarchy. The fair value hierarchy ranks the quality and reliability of inputs, or assumptions, used in the determination of fair value and requires assets and liabilities carried at fair value to be classified and disclosed in one of the following categories based on the lowest level input used that is significant to a particular fair value measurement:

•	Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — Unobservable inputs for the asset or liability.

As of December 31, 2014 and 2013, the Company did not have any financial assets or liabilities measured at fair value on a recurring basis.

The carrying values of cash equivalents, accounts receivable, accounts payable and accrued liabilities and short-term bank loans and the current portion of long-term debt approximate their fair value because of their short-term nature. The fair value of long-term debt is estimated based on the discounted value of future contractual cash flows which approximates their carrying value due to the fact they are predominately stated at variable rates based on the People’s Bank of China.  Fair value of cash equivalents and the long-term debt are determined based on level 2 inputs.

The Company measures property, plant and equipment at fair value on a non-recurring basis only if an impairment charge were to be recognized. As at December 31, 2012, the Company’s prepaid land lease payment, property, plant and equipment at Tangshan Yian and certain equipment and leasehold improvements at Sinovac Beijing were measured at fair value on a nonrecurring basis. The Company determined the fair value of Tangshan Yian’s prepaid land lease payments, plant and buildings using the market approach by obtaining quoted prices for similar assets in the principal resale market. The Company determined the fair value of Tangshan Yian’s machinery and equipment using the cost approach by estimating the amount that currently would be required to construct or purchase substitute machinery and equipment of comparable utility. The estimate considers the condition of the assets which include the physical deterioration and economic obsolescence. It was determined the fair value of Tangshan Yian’s property, plant and equipment was $2,923 compared to the carrying value of $4,420. The Company determined the fair value of certain equipment and leasehold improvements at Sinovac Beijing using the market approach by obtaining quoted prices for similar assets in the principal resale market, and determined the fair value was $89 compared to the carrying value of $763. There were no non-recurring fair value measurements for the years ended December 31, 2014 and 2013.

		Fair value measurements at December 31, 2012 using
Description	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant unobservable Inputs (Level 3)	Total Losses
Prepaid land lease payment	$1,226	—	$1,226	—	—
Plant, building and equipment	$1,786	—	$1,786	—	$2,171
Total nonrecurring	$3,012	—	$3,012	—	$2,171

Exchange Rate Risks

Exchange Rate Risks

The Company operates in China, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the US$ and the RMB. In 2014, foreign exchange loss of $647 is included in selling, general and administrative expenses (2013 - $650, 2012 - $207). As at December 31, 2014, cash and cash equivalents of $72,104 (RMB 447 million) is denominated in RMB and are held in PRC and Hong Kong (December 31, 2013 -  $ 92,861 (RMB 563 million)).

Currency Convertibility Risks

Currency Convertibility Risks

Substantially all of the Company’s operating activities are transacted in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other regulatory institutions requires submitting a payment application form together with other information such as suppliers’ invoices, shipping documents and signed contracts.

Concentration of Credit Risks

Concentration of Credit Risks

Financial instruments that potentially subject the Company to concentration of credit risks consist primarily of cash and cash equivalents and accounts receivable, the balances of which are stated on the consolidated balance sheets which represent the Company’s maximum exposure. The Company places its cash and cash equivalents in good credit quality financial institutions in Hong Kong and China. Concentration of credit risks with respect to accounts receivables is linked to the concentration of revenue. The Company’s customers are mainly various government agencies in China. No single customer accounted for more than 10% of total sales for the years ended December 31, 2014, 2013 and 2012 except for government stockpile purchases revenue recognized in 2013. To manage credit risk, the Company performs ongoing credit evaluations of customers’ financial condition.

Interest Rate Risks

Interest Rate Risks

The Company is subject to interest rate risk.  Other than a long-term loan with carrying value of $1,803 and loan from a non-controlling shareholder of $2,595 with fixed interest rates as at December 31, 2014, other interest-bearing loans are stated at variable rates based on the People’s Bank of China (note 10).

Comparative information	(x)Comparative information Certain comparative figures of prior year have been reclassified to conform to the current year’s presentation.
Recently Adopted and issued Accounting Standards

(y)Recently Issued Accounting Standards

In May 2014, the FASB issued ASU No. 2014-09 (“ASU 2014-09”), Revenue from Contracts with Customers (Topic 606). Where a single, global revenue recognition model applies to most contracts with customers. Revenue will be recognized in a manner that depicts the transfer of goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled, subject to certain limitations. The guidance is effective for annual periods beginning after December 15, 2016. Early adoption is prohibited, and a full or modified retrospective transition method is required. The Company is currently evaluating the impact of its consolidated financial statements of adopting this standard.

In August 2014, the FASB issued ASU No. 2014-15 (“ASU 2014-15”), Going concern. Management the Company will be required to evaluate whether there is substantial doubt about the Company’s ability to continue as a going concern and, if so, disclose that fact. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for annual periods beginning after December 15, 2016. Early adoption is permitted. The Company will adopt ASC 2014-15 on January 1, 2017, and does not expect the adoption of this standard will have a material impact on its consolidated financial statements.